NOTE 10 - COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Text Block]
NOTE 10 – COMMITMENTS AND CONTINGENCIES

Lease Agreements

The Company has entered into various leases for its offices and other operational facilities.  The leases are for varying periods of time ranging from 1 to 5 year periods of time.

Future minimum lease payments for these leases are as follows:

Year	Amount
2012	$129,896
2013	202,998
2014	128,391
2015	22,041
2016	9,370
$492,696

The Company is in negotiations with the various lessors regarding exiting costs and costs of early termination of the respective leases.

Intellectual Property Agreements

In 2010, the Company entered into a Patented Technology and Services Purchase Agreement upon its acquisition of certain proprietary intellectual properties pertaining to the treatment of water by the use of electro-precipitation. The Company is obligated to pay a five percent royalty on the first $6,000,000 of gross revenues resulting from the use of the technology or on the sale of any equipment using the patented technology transferred to the Company pursuant to this agreement.

Legal Matters

The Company is subject to several legal actions arising during the normal course of business. The Company has and intends to vigorously defend its position in all of them.

On March 19, 2012, a former employee of the Company filed a sexual harassment law suit against the Company and one of the Company's Officers and Directors in the United States District Court for the Southern District of Florida. The Company has investigated and is defending the lawsuit. The Company's insurance coverage may reduce financial exposure to damages, if any, in this action, however, there is no assurance thereof.

On November 11, 2011, a service provider, filed suit against the Company in the Supreme Court of the State of New York, County of Nassau alleging entitlement to 100,000 shares of the common stock of LSI or $350,000. The Company has asserted defenses, including non-performance and had defended the case vigorously.  The service provider has agreed to settle the case for $30,000, however, no settlement agreement has been negotiated and signed.

On September 7, 2012, the Company was sued by its former landlord of its Boca Raton Office space for unpaid rent due on its lease In the Circuit Court of the 17th Judicial District of the State of Florida, Broward County, Florida.  The Company challenged venue and asserted defenses and counterclaims.  The case was transferred to the Circuit Court of the 15th Judicial District of the State of Florida in Palm Beach County and is currently in settlement negotiations.

On October 11, 2012, the Company was sued by one of its suppliers in the District Court of El Paso County, Colorado for monies owed to the supplier in excess of $1.3 million.  The Company disagrees with the claim and intends to defend the case vigorously.  The Company believes the supplier breached its contract and intends to file counter claims against the supplier.   It is also reviewing counter claims against the supplier and others  for certain intellectual property related claims.

It is not feasible to predict the outcome of any such proceedings and LSI cannot assure that their ultimate disposition will not have a materially adverse effect on LSI's business, financial condition, cash flows or results of operations.

The outcome of the lawsuits may affect the ability of the Company to stay in business and the ability of the Company to stay in business due to the problems described above may have an effect on the outcome of such lawsuits.